SETTLEMENT AND RELEASE OF CLAIMS

This Settlement and Release of Claims ("**Agreement**"), is made by and among Nemus Bioscience, Inc. ("**Nemus**") and Cosmas Lykos ("**Lykos**") (collectively, "**Defendants**"), on the one hand, and John Hollister ("**Plaintiff**"), on the other hand, (collectively the "**Parties**" or, individually, a "**Party**"), as of the "**Effective Date**", as defined in Section 6(d)(iv).

WHEREAS, Plaintiff was employed by Nemus until August 24, 2015 (the "**Separation Date**");

WHEREAS, Plaintiff filed an action in the Superior Court of the State of California for the County of Los Angeles, which the Parties agreed to transfer to the Superior Court of the State of California for the County of Orange, Case No. 30-2016-00846354-CU-WT-CJC, and Defendants filed a cross-complaint in the same case (collectively, the "**Action**");

WHEREAS, the Parties agree that it is in their individual and collective best interest to settle and resolve all disputes, claims or charges that may exist between them as of the Effective Date, including without limitation any claims asserted or that could have been asserted in the Action, in accordance with the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

1. No Payment.

Neither Defendants nor Plaintiff shall make any payment to the other to resolve the Action or otherwise, pursuant to the Agreement.

2. Acknowledgement of Receipt of all Compensation and Benefits.

Plaintiff acknowledges that he has received all payments, including without limitation any wages and benefits owed to him by Nemus on or before the Separation Date, and that the options to purchase 680,000 shares of Nemus Bioscience, Inc. stock issued to him pursuant to those two Notices of Grant of Non-Qualified Stock Option Award dated as of October 31, 2014 and November 21, 2014 have not vested and have expired and may not be exercised by him, and understands that Defendants are relying upon his acknowledgment in entering into this Agreement. Plaintiff was not employed by Lykos, and is not and never has been entitled to any payments from Lykos. Plaintiff shall not be entitled to any additional payments or benefits in connection with his employment or the termination thereof or under or in connection with any contract, agreement or understanding between Plaintiff and Defendants.

3. No Future Employment.

Plaintiff understands that he is giving up any right or claim to employment with Nemus, and any compensation or benefits therefrom, and shall not seek employment with Nemus or any of its affiliated entities in the future. If Plaintiff seeks employment with Nemus in the future, he shall disclose the existence of this restriction (but no other terms) of this Agreement to

the person(s) he contacts regarding employment, and acknowledges that Nemus is entitled to: (a) reject his application based on this Agreement, or (b) if he seeks employment without disclosing this restriction, terminate his employment based on this Agreement. However, the provisions of this paragraph shall not apply if Plaintiff is employed by any entity or person at the time that is acquired by or merged with Nemus.

4. Statements by the Parties.

Provided that this Agreement is signed, not revoked and becomes effective, each of the Parties shall be entitled to use the letters attached hereto as Exhibits A and B. Each of the Parties agrees that it shall not issue a press release.

5. Dismissal of Action.

Plaintiff shall deliver concurrently with the delivery of this executed Agreement an executed dismissal with prejudice of the Action in its entirety, in the form attached hereto as Exhibit C, to counsel for Defendants, Joseph B. Farrell, at Latham & Watkins LLP, 355 S. Grand Avenue, Los Angeles, CA 90071. Upon receiving this executed Agreement, and Exhibits A and C, Defendants shall execute the Agreement, and Exhibts B and C, and return executed copies to Plaintiff; and Counsel for Defendants shall file Exhibit C and provide a conformed copy to Plaintiff's counsel. The Parties shall take any other actions reasonably necessary to promptly dismiss the Action.

6. Release of Claims by Plaintiff.

(a) *General Release.* Plaintiff does hereby release and forever discharge the "**Plaintiff Releasees**" hereunder, consisting of Nemus, Nemus, Inc. and Lykos, and each of their respective past and present employees (including without limitation, Lykos), managers, officers, directors, shareholders, members, partners, associates, parents, subsidiaries, affiliates, entities owned in whole or in part by them, successors, heirs, assigns, agents, representatives, lawyers, insurers, and all persons acting by, through, under, or in concert with them, or any of them, of and from any and all Claims, as defined in Section 6(b).

(b) *Claims Released.* The "**Claims**" released herein include any and all manner of action or actions, cause or causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liability, claims, demands, damages, losses, costs, attorneys' fees or expenses, of any nature whatsoever, known or unknown, fixed or contingent, which the undersigned now has or may hereafter have against the Plaintiff Releasees, or any of them, by reason of any matter, cause, or thing whatsoever from the beginning of time to the date hereof. Without limiting the generality of the foregoing, Claims shall include: any claims in any way arising out of, based upon, or related to Plaintiff's employment by or service to any of the Plaintiff Releasees, or any of them, or the termination thereof; any claim for wages, salary, commissions, bonuses, fees, incentive payments, profit-sharing payments, stock options, expense reimbursements, leave, vacation, severance pay, or other benefits; any alleged breach of any express or implied contract of employment; any alleged torts or other alleged legal restrictions on Plaintiff Releasees' right to terminate the employment of Plaintiff; and any alleged violation of any federal, state or local statute or ordinance including, without limitation, Claims arising

under: Age Discrimination in Employment Act, as amended, 29 U.S.C. § 621, et seq. (the "**ADEA**"); Title VII of the Civil Rights Act of 1964, as amended by the Civil Rights Act of 1991, 42 U.S.C. § 2000e et seq.; Equal Pay Act, as amended, 29 U.S.C. § 206(d); the Civil Rights Act of 1866, 42 U.S.C. § 1981 et seq.; the Family and Medical Leave Act of 1993, 29 U.S.C. § 2601 et seq.; the Americans with Disabilities Act of 1990, 42 U.S.C. § 12101 et seq.; the False Claims Act, 31 U.S.C. § 3729 et seq.; the Employee Retirement Income Security Act, as amended, 29 U.S.C. § 1001 et seq.; the Worker Adjustment and Retraining Notification Act, as amended, 29 U.S.C. § 2101 et seq.; the Fair Labor Standards Act, 29 U.S.C. § 215 et seq., the California Fair Employment and Housing Act, as amended, Cal. Gov. Code § 12940 et seq.; the California Equal Pay Law, as amended, Cal. Lab. Code §§ 1197.5(a), 1199.5; the Moore-Brown-Roberti Family Rights Act of 1991, as amended, Cal. Gov. Code §§ 12945.2, 19702.3; Cal. Lab. Code §§ 1101, 1102; 69 Ops. Cal. Atty. Gen. 80 (1986); Cal. Lab. Code §§ 1102.5(a), (b); the California WARN Act, Cal. Lab. Code § 1400 et seq.; the California False Claims Act, Cal. Gov. Code § 12650 et seq.; the California Labor Code or any other federal, state or local law. Notwithstanding the foregoing, nothing contained in this release shall purport to release any right that may not be released by private agreement.

(c) *Unknown Claims.* PLAINTIFF ACKNOWLEDGES THAT HE IS HEREBY ADVISED OF AND IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

> **"A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR."**

PLAINTIFF, BEING AWARE OF SAID CODE SECTION, HEREBY EXPRESSLY WAIVES ANY RIGHTS HE MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT.

(d) *Rights Under the ADEA and Older Workers Benefit Protection Act.* Without limiting the scope of the foregoing release of Claims in any way, Plaintiff certifies that this Release constitutes a knowing and voluntary waiver of any and all rights or claims that exist or that Plaintiff has or may claim to have under ADEA and the Older Workers Benefit Protection Act. This Release does not govern any rights or claims that might arise under the ADEA after the date this Release is signed by Plaintiff. Plaintiff acknowledges that:

(i) The consideration provided pursuant to the Agreement is in addition to any consideration that Plaintiff would otherwise be entitled to receive;

(ii) Plaintiff has been and is hereby advised in writing to consult with an attorney prior to signing this Agreement, and has done so;

(iii) Plaintiff has been provided a period of twenty-one (21) days within which to consider this Agreement before signing it. To the extent that Plaintiff takes less

than twenty-one (21) days to consider the Agreement prior to executing it, Plaintiff acknowledges that Plaintiff had sufficient time to consider this Agreement and to review it with counsel and that Plaintiff expressly, voluntarily and knowingly waives the balance of the twenty-one (21) day period. Moreover, Plaintiff agrees that any changes to this Agreement, whether or not material, shall not restart the twenty-one (21) day period; and

(iv) Plaintiff is aware of his right to revoke this Agreement at any time within the seven (7) day period following the date on which Plaintiff executes this Agreement and that this Agreement, including each of the Parties' releases contained herein and any exhibits hereto, shall not become effective or enforceable until the calendar day immediately following the expiration of the seven (7)-day revocation period (the "**Effective Date**"). If Plaintiff wishes to revoke this Agreement, notice of revocation must be made in writing and must be received by the Counsel for Defendants, no later than 5:00 p.m. (Pacific Time) on the seventh (7th) calendar day immediately following the date on which Plaintiff executes this Agreement.

(e) *No Assignments of Claims.* Plaintiff represents and warrants that there has been no assignment or other transfer of any interest in any Claim that he may have against Plaintiff Releasees, or any of them, and Plaintiff agrees to indemnify and hold harmless the Plaintiff Releasees, and each of them, with respect to any liability, Claims, demands, damages, costs, expenses and attorneys' fees incurred by Plaintiff Releasees, or any of them, as the result of any such assignment or transfer or any rights or Claims under any such assignment or transfer. It is the intention of the Parties that this indemnity does not require payment as a condition precedent to recovery by the Plaintiff Releasees against Plaintiff under this indemnity.

(f) *No Actions.* Other than the Action, Plaintiff represents and warrants that there is no pending suit, charge, action, complaint or other legal proceeding by him against any of the Plaintiff Releasees. Plaintiff agrees that if he hereafter commences any suit, charge, action, complaint or other legal proceeding arising out of, based upon, or relating to any of the Claims released hereunder or in any manner asserts against Plaintiff Releasees, or any of them, any of the Claims released hereunder, then Plaintiff shall pay to Plaintiff Releasees, and each of them, in addition to any other damages caused to Plaintiff Releasees thereby, all attorneys' fees incurred by Plaintiff Releasees in defending or otherwise responding to said suit or Claim. The foregoing shall not apply to Plaintiff's right to file a charge with the United States Equal Employment Opportunity Commission; however, Plaintiff hereby waives any right to any damages or individual relief resulting from any charge.

(g) *No Admission.* Plaintiff further understands and agrees that neither the payment of any sum of money nor the execution of this Release shall constitute or be construed as an admission of any liability whatsoever by the Plaintiff Releasees, or any of them, who have consistently taken the position that they have no liability whatsoever to Plaintiff.

(h) *No Reliance.* Plaintiff acknowledges that different or additional facts may be discovered in addition to what is now known or believed to be true by him with respect to the matters released in this Agreement, and Plaintiff agrees that this Agreement shall be and remain in effect in all respects as a complete and final release of the matters released, notwithstanding any different or additional facts.

7. Release of Claims by Defendants.

(a) *General Release*. Nemus, on behalf of itself and its parents, subsidiaries, affiliates, successors and assigns, and Lykos do hereby release and forever discharge the **"Defendants' Releasees"** hereunder, consisting of Plaintiff and his successors, heirs, assigns, agents, representatives, lawyers, insurers, and all persons acting by, through, under, or in concert with them, or any of them, of and from any and all Claims, as defined in Section 6(b).

(b) *Unknown Claims*. NEMUS AND LYKOS ACKNOWLEDGE THAT THEY ARE HEREBY ADVISED OF AND ARE FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

> **"A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR."**

NEMUS AND LYKOS, BEING AWARE OF SAID CODE SECTION, HEREBY EXPRESSLY WAIVE ANY RIGHTS EITHER OF THEM MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT.

(c) *No Assignments of Claims*. Nemus and Lykos represent and warrant that there has been no assignment or other transfer of any interest in any Claim that either of them may have against Defendants' Releasees, or any of them, and Nemus and Lykos agree to indemnify and hold harmless the Defendants' Releasees, and each of them, with respect to any liability, Claims, demands, damages, costs, expenses, and attorneys' fees incurred by Defendants' Releasees, or any of them, as the result of any such assignment or transfer or any rights or Claims under any such assignment or transfer. It is the intention of the Parties that this indemnity does not require payment as a condition precedent to recovery by the Defendants' Releasees against Nemus or Lykos under this indemnity.

(d) *No Actions*. Nemus and Lykos represent and warrant that there is no pending suit, charge, action, complaint or other legal proceeding by either of them against any of the Defendants' Releasees. Nemus and Lykos agree that if either of them hereafter commences any suit, charge, action, complaint or other legal proceeding arising out of, based upon, or relating to any of the Claims released hereunder or in any manner asserts against Defendants' Releasees, or any of them, any of the Claims released hereunder, then Nemus or Lykos shall pay to Defendants' Releasees, and each of them, in addition to any other damages caused to Defendants' Releasees thereby, all attorneys' fees incurred by Defendants' Releasees in defending or otherwise responding to said suit or Claim.

(e) *No Admission*. Nemus and Lykos further understand and agree that neither the payment of any sum of money nor the execution of this Release shall constitute or be construed as an admission of any liability whatsoever by the Defendants' Releasees, or any of

them, who have consistently taken the position that they have no liability whatsoever to Nemus or Lykos.

(f) *No Reliance.* Nemus and Lykos acknowledge that different or additional facts may be discovered in addition to what is now known or believed to be true by them with respect to the matters released in this Agreement, and Nemus and Lykos agree that this Agreement shall be and remain in effect in all respects as a complete and final release of the matters released, notwithstanding any different or additional facts.

8. Notices.

Any notice to be given hereunder shall be deemed sufficient if addressed in writing and delivered by certified mail to the addresses listed below:

If to Defendants:

Joseph B. Farrell
Latham & Watkins LLP
355 South Grand Avenue
Los Angeles, CA 90071-1560

If to Plaintiff:

Thomas P. Brown IV
Cynthia E. Gitt
Brown Gitt Law Group, ALC
155 North Lake Avenue, Suite 800
Pasadena, CA 91101

or to such other address as any Party shall have furnished to any other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee. Any Party may change the address for notice by sending written notice of a change of address to each other Party in accordance with this Section 8.

9. Severability. If any term, provision, covenant, or condition of this Agreement is held by a court of competent jurisdiction to exceed the limitations permitted by applicable law, as determined by such court in such action, then the provisions will be deemed reformed to apply to the maximum limitations permitted by applicable law, and the Parties hereby expressly acknowledge their desire that in such event such action be taken. Notwithstanding the foregoing, the Parties further agree that if any term, provision, covenant, or condition of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the provisions shall remain in full force and effect and in no way shall be affected, impaired, or invalidated.

10. Entire Agreement; Amendment. This Agreement represents the entire agreement and understanding among the Parties concerning Plaintiff's employment and separation from Nemus and, except as expressly set forth herein, supersedes and replaces any

and all prior agreements and understandings concerning Plaintiff's relationship with Nemus and his compensation from Nemus. This Agreement shall not supersede or modify Plaintiff's continuing obligations under that certain Confidential Information and Invention Assignment Agreement, dated as of October 20, 2014. This Agreement may be amended only by a writing signed by both Plaintiff and a duly authorized representative of Nemus and Lykos.

11. Governing Law. This Agreement shall be governed by the laws of the State of California without regard to its conflict of laws rules.

12. Headings. The headings contained in this Agreement are provided for convenience only and are not part of the terms of this Agreement, and do not in any way limit, modify or alter the meaning of the terms of this Agreement.

13. Acknowledgement. Plaintiff acknowledges that Defendants' releases of their claims against Plaintiff are consideration for Plaintiff's promises and covenants contained and affirmed in this Agreement, including, without limitation, his execution of the Release, and that such consideration is above and beyond any compensation to which he is entitled in connection with his employment or the termination thereof, or under any contract or law.

14. Dispute Resolution.

(a) The Parties agree that all disputes in any way relating to or arising out of this Agreement including, but not limited to, the interpretation, enforcement, or implementation of this Agreement, shall be finally determined by arbitration administered by JAMS pursuant to the then applicable employment arbitration rules of JAMS (subject to the specific provisions of this Agreement) before a retired state or federal court judge provided by JAMS as the sole and exclusive remedy for resolving such disputes.

(b) The Parties agree that in all proceedings under this Section 14, (1) they shall be entitled to conduct such reasonable discovery as the arbitrator may allow; (2) the arbitrator shall be entitled to award the full range of relief as would be available to the prevailing party in a court of law; (3) the arbitrator shall determine the scope of his or her jurisdiction and all issues concerning the arbitrability of disputes; (4) the arbitrator shall issue a reasoned decision; and (5) the decision of the arbitrator shall be final and binding on each of the parties. The parties agree that any such arbitration shall take place in Orange County in the State of California.

(c) The party initiating the arbitration shall pay the filing fee, and the parties participating in the arbitration shall each pay a *pro rata* portion of the arbitrator's fee and administration fee, provided, however, that the arbitrator shall award to the prevailing party that party's *pro rata* share of the fees.

(d) If any party to this Agreement brings a judicial action to enforce rights hereunder, such action shall be barred as a result of the exclusive remedy provided in this Section 14, and the prevailing party in any such action, including with respect to seeking dismissal thereof, shall be entitled to recover its costs and expenses, including reasonable attorneys' fees, incurred in connection with such lawsuit.

(e) THE PARTIES EACH ACKNOWLEDGE AND AGREE THAT BY SELECTING ARBITRATION AS THE SOLE AND EXCLUSIVE REMEDY FOR RESOLVING ALL DISPUTES AMONG THEM AS CONTEMPLATED BY THIS SECTION 14, THEY WILL NOT HAVE THEIR DISPUTES DETERMINED BY A JURY TRIAL TO WHICH THEY MAY OTHERWISE BE ENTITLED.

15. Attorneys' Fees. The Parties shall bear their own attorneys' fees and expenses incurred in connection with the negotiation of and entry into this Agreement, the Action, and any Claims released. In the event of any litigation or arbitration arising out of a dispute as to the interpretation, enforcement, or breach of this Agreement, the Parties shall bear their own attorneys' fees and expenses incurred.

16. No Admissions. By entering into this Agreement, no Party hereto is admitting any liability or wrongdoing whatsoever, nor does this Agreement constitute an admission of any fact, claim, or allegation. This Agreement in no way implies the truth of any claim or allegation. Furthermore, this Agreement shall not be construed as an admission that any Party violated any order, law, statute, duty, contract, or obligation.

17. Voluntary Execution of Agreement. Each Party acknowledges and agrees that he or it is executing this Agreement voluntarily and without any duress or undue influence on the part or behalf of any other Party, with the full intent of releasing all Claims. Each Party further acknowledges and agrees that he or it has been represented in the preparation, negotiation and execution of this Agreement by legal counsel of his or its own choice.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above.

Nemus Bioscience, Inc.

By: Elizabeth M. Berecz Date: 8/2/16
Elizabeth M. Berecz
Chief ~~Executive~~ FINANCIAL Officer

Date: 8/2/16
Cosmas N. Lykos

Date: 7.26.16
John Hollister

US-DOCS\70251651.6

Exhibit A

[Letter from HOLLISTER]

July 21, 2016

To Nemus Bioscience, Inc. and Mr. Cosmas N. Lykos:

I regret initiating this litigation. I now know that neither Nemus Bioscience, Inc. nor Mr. Lykos engaged in any wrongful conduct. I wish Nemus Bioscience, Inc. and Mr. Lykos the best in their future endeavors, which I hope and expect will be successful.

John Hollister

Exhibit B

[Letter from NEMUS]

NEMUS BIOSCIENCES

Elizabeth M. Berecz, Chief Financial Officer
Nemus Bioscience, Inc.
650 Town Center Drive, Suite 1770
Costa Mesa, CA 92626
(949) 396-0330
liz@nemusbio.com

To Whom It May Concern:

John Hollister was employed by Nemus Bioscience, Inc. as its Chief Executive Officer from October, 2014 until August 24, 2015. Mr. Hollister's employment was terminated when Nemus Bioscience, Inc. decided to go in a different direction. Nemus Bioscience, Inc. wishes Mr. Hollister well in his future endeavors.

Sincerely,

Elizabeth M. Berecz
Chief Financial Officer
Nemus Bioscience, Inc.

Exhibit C

[Form of Dismissal with Prejudice]

ATTORNEY OR PARTY WITHOUT ATTORNEY: STATE BAR NO: 97315
NAME: Thomas P. Brown IV
FIRM NAME: Brown Gitt Law Group, ALC
STREET ADDRESS: 155 North Lake Avenue, Suite 800
CITY: Pasadena STATE: CA ZIP CODE: 91101
TELEPHONE NO: (626) 993-6790 FAX NO: (626) 229-1917
E-MAIL ADDRESS: tbrown@browngitt.com
ATTORNEY FOR (Name): Plaintiff and Cross-Defendant John Hollister

FOR COURT USE ONLY

SUPERIOR COURT OF CALIFORNIA, COUNTY OF Orange
STREET ADDRESS: 700 Civic Center Drive West
MAILING ADDRESS:
CITY AND ZIP CODE: Santa Ana, CA 92701
BRANCH NAME: Central Justice Center

Plaintiff/Petitioner: John Hollister
Defendant/Respondent: Nemus Bioscience, Inc., and Cosmas Lykos

REQUEST FOR DISMISSAL

CASE NUMBER: 30-2016-00846354-CU-WT-CJC

A conformed copy will not be returned by the clerk unless a method of return is provided with the document.

This form may not be used for dismissal of a derivative action or a class action or of any party or cause of action in a class action. (Cal. Rules of Court, rules 3.760 and 3.770.)

1. TO THE CLERK: Please **dismiss** this action as follows:
   a. (1) [x] With prejudice (2) [ ] Without prejudice
   b. (1) [ ] Complaint (2) [ ] Petition
   (3) [ ] Cross-complaint filed by *(name)*: on *(date)*:
   (4) [ ] Cross-complaint filed by *(name)*: on *(date)*:
   (5) [x] Entire action of all parties and all causes of action
   (6) [ ] Other *(specify)*:*
2. *(Complete in all cases except family law cases.)*
   The court [ ] did [x] did not waive court fees and costs for a party in this case. *(This information may be obtained from the clerk. If court fees and costs were waived, the declaration on the back of this form must be completed).*

Date: 8/2/2016
Thomas P. Brown IV
(TYPE OR PRINT NAME OF [x] ATTORNEY [ ] PARTY WITHOUT ATTORNEY)

(SIGNATURE)

*If dismissal requested is of specified parties only of specified causes of action only, or of specified cross-complaints only, so state and identify the parties, causes of action, or cross-complaints to be dismissed.

Attorney or party without attorney for:
[x] Plaintiff/Petitioner [ ] Defendant/Respondent
[ ] Cross Complainant

3. **TO THE CLERK:** Consent to the above dismissal is hereby given.**

Date: 8/3/2016
Joseph B. Farrell (Bar No. 137435)
(TYPE OR PRINT NAME OF [x] ATTORNEY [ ] PARTY WITHOUT ATTORNEY)

(SIGNATURE)

** If a cross-complaint – or Response (Family Law) seeking affirmative relief – is on file, the attorney for cross-complainant (respondent) must sign this consent if required by Code of Civil Procedure section 581 (i) or (j).

Attorney or party without attorney for:
[ ] Plaintiff/Petitioner [ ] Defendant/Respondent
[x] Cross Complainant

(To be completed by clerk)

4. [ ] Dismissal entered as requested on *(date)*:
5. [ ] Dismissal entered on *(date)*: as to only *(name)*:
6. [ ] Dismissal not entered as requested for the following reasons *(specify)*:

7. a. [ ] Attorney or party without attorney notified on *(date)*:
   b. [ ] Attorney or party without attorney not notified. Filing party failed to provide
   [ ] a copy to be conformed [ ] means to return conformed copy

Date: Clerk, by ______________________, Deputy

Plaintiff/Petitioner: John Hollister Defendant/Respondent: Nemus Bioscience, Inc., and Cosmas Lykos	CASE NUMBER: 30-2016-00846354-CU-WT-CJC

COURT'S RECOVERY OF WAIVED COURT FEES AND COSTS

If a party whose court fees and costs were initially waived has recovered or will recover $10,000 or more in value by way of settlement, compromise, arbitration award, mediation settlement, or other means, the court has a statutory lien on that recovery. The court may refuse to dismiss the case until the lien is satisfied. (Gov. Code, § 68637.)

Declaration Concerning Waived Court Fees

1. The court waived court fees and costs in this action for *(name)*:

2. The person named in item 1 is *(check one below)*:
   a. ☐ not recovering anything of value by this action.
   b. ☐ recovering less than $10,000 in value by this action.
   c. ☐ recovering $10,000 or more in value by this action. *(If item 2c is checked, item 3 must be completed.)*

3. ☐ All court fees and court costs that were waived in this action have been paid to the court *(check one)*: Yes No

I declare under penalty of perjury under the laws of the State of California that the information above is true and correct.

Date:

(TYPE OR PRINT NAME OF ☐ ATTORNEY ☐ PARTY MAKING DECLARATION) ▶ (SIGNATURE)